UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2025

Welltower Inc.
Welltower OP LLC
(Exact name of registrant as specified in its charter)

Welltower Inc.

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)
Welltower OP LLC

Delaware	1-8923	88-1538732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 247-2800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Welltower Inc.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Guarantee of 4.800% Notes due 2028 issued by Welltower OP LLC	WELL/28	New York Stock Exchange
Guarantee of 4.500% Notes due 2034 issued by Welltower OP LLC	WELL/34	New York Stock Exchange
Welltower OP LLC

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On August 4, 2025, Welltower OP LLC (the “Company”) issued $400,000,000 aggregate principal amount of the Company’s 4.500% Notes due 2030 (the “2030 Notes”) and $600,000,000 aggregate principal amount of the Company’s 5.125% Notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes”) pursuant to an automatic shelf registration statement of the Company and the Guarantor (as defined below) on Form
S-3
(File Nos.
333-286204
and
333-286204-01)
filed with the Securities and Exchange Commission (the “Commission”) on March 28, 2025 (the “Registration Statement”). The Notes are fully and unconditionally guaranteed by Welltower Inc. (the “Guarantor”) on a senior unsecured basis. The 2030 Notes are a further issuance of, are fungible with, and are consolidated and form a single series with the $600,000,000 aggregate principal amount of the Company’s 4.500% Notes due 2030 that the Company issued on June 27, 2025. The 2035 Notes are a further issuance of, are fungible with, and are consolidated and form a single series with the $650,000,000 aggregate principal amount of the Company’s 5.125% Notes due 2035 that the Company issued on June 27, 2025. The Notes were sold pursuant to an Underwriting Agreement, dated as of July 31, 2025, among the Company, the Guarantor and Wells Fargo Securities, LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters.
The Notes were issued under an Indenture, dated as of March 15, 2010 (the “Indenture”), as amended by Supplemental Indenture No. 23, dated as of April 1, 2022 (“Supplemental Indenture No. 23”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), each of which was incorporated by reference into the Registration Statement, as supplemented by Supplemental Indenture No. 24, dated as of June 27, 2025 (“Supplemental Indenture No. 24”), as amended by Amendment No. 1 to Supplemental Indenture No. 24, dated
as of August 4, 2025 (the “Amendment”), among the Company, the Guarantor and the Trustee. The 2030 Notes bear interest at a rate of 4.500% per year, payable semiannually in arrears on January 1 and July 1 of each year, commencing January 1, 2026. The 2030 Notes will mature on July 1, 2030. The 2035 Notes bear interest rate at a rate of 5.125% per year, payable semiannually in arrears on January 1 and July 1 of each year, commencing January 1, 2026. The 2035 Notes will mature on July 1, 2035. The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, including repayment of debt and its pipeline of investment opportunities in healthcare and seniors housing properties. Pending such use, the net proceeds may be invested in short-term, investment grade, interest-bearing securities, certificates of deposit or indirect or guaranteed obligations of the United States.
The foregoing description of the Indenture, Supplemental Indenture No. 23, Supplemental Indenture No. 24, the Amendment and the Notes is qualified in its entirety by reference to the Indenture, Supplemental Indenture No. 23, Supplemental Indenture No. 24, the Amendment, the form of global note due 2030 and the form of global note due 2035, filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, and incorporated
by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement, dated as of July 31, 2025, among the Company, the Guarantor and Wells Fargo Securities, LLC, BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters.

4.1	Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Commission as Exhibit 4.1 to the Guarantor’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 23, dated as of April 1, 2022, among the Company, the Guarantor and the Trustee (filed with the Commission as Exhibit 4.1 to the Guarantor’s Form 8-K12B filed April 1, 2022, and incorporated herein by reference thereto).

4.3	Supplemental Indenture No. 24, dated as of June 27, 2025, among the Company, the Guarantor and the Trustee (filed with the Commission as Exhibit 4.3 to the Guarantor’s Form 8-K filed June 27, 2025, and incorporated herein by reference thereto).

4.4	Amendment No. 1 to Supplemental Indenture No. 24, dated as of August 4, 2025, among the Company, the Guarantor, and the Trustee.

4.5	Form of Global Note due 2030 (filed with the Commission as Exhibit 4.4 to the Guarantor’s Form 8-K filed June 27, 2025, and incorporated herein by reference thereto).

4.6	Form of Global Note due 2035 (filed with the Commission as Exhibit 4.5 to the Guarantor’s Form 8-K filed June 27, 2025, and incorporated herein by reference thereto).

5	Opinion of Gibson, Dunn & Crutcher LLP.

8	Tax Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5 hereto).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 8 hereto).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Chief Legal Officer and General Counsel

WELLTOWER OP LLC

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Chief Legal Officer, General Counsel and Assistant Secretary
Dated: August 4, 2025